UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On October 13, 2023, Southern Indiana Gas and Electric Company (“SIGECO”), a wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), and certain institutional investors in the private placement market (“Purchasers”) entered into a Bond Purchase Agreement (“Bond Purchase Agreement”), under which SIGECO agreed to sell, and each Purchaser agreed to severally purchase on October 13, 2023, $180,000,000 5.75% First Mortgage Bonds, Series 2023B, Tranche A due 2029 (the “Tranche A Bonds”), $105,000,000 5.91% First Mortgage Bonds, Series 2023B, Tranche B due 2030 (the “Tranche B Bonds”) and $185,000,000 6.00% First Mortgage Bonds, Series 2023B, Tranche C due 2034 (the “Tranche C Bonds”, and together with the Tranche A Bonds and the Tranche B Bonds, the “Bonds”) in the series and tranche as set forth in the Bond Purchase Agreement. The Bonds are issued under and entitled to the benefits of and secured by the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (as previously supplemented, the “Amended and Restated Mortgage Indenture”) between SIGECO and Deutsche Bank Trust Company Americas (the “Trustee”), as further supplemented by the Second Supplemental Indenture dated as of October 13, 2023 (the “Second Supplemental Indenture”), between SIGECO and the Trustee relating to the Bonds (the Amended and Restated Mortgage Indenture, as further supplemented by the Second Supplemental Indenture is referred to as the “Indenture”). Accordingly, the Bonds will be secured ratably with SIGECO’s first mortgage bonds currently outstanding and those that may be issued in the future by the collateral pledged to secure such bonds. The proceeds of the Bonds will be used for general corporate purposes, including repaying short-term debt and refunding long-term debt at maturity or otherwise. Until the net proceeds from the sale of the Bonds have been used, SIGECO may invest them temporarily in interest-bearing obligations, including investments in the Company’s money pool.

Interest will accrue on the Tranche A Bonds at 5.75% per annum and will be payable on March 15 and September 15 of each year, beginning on March 15, 2024 and continue until the maturity date of March 15, 2029, or earlier prepayment. Interest will accrue on the Tranche B Bonds at 5.91% per annum and will be payable on October 15 and April 15 of each year, beginning on April 15, 2024 and continue until the maturity date of October 15, 2030, or earlier prepayment. Interest will accrue on the Tranche C Bonds at 6.00% per annum and will be payable on March 15 and September 15 of each year, beginning on March 15, 2024 and continue until the maturity date of March 15, 2034, or earlier prepayment. SIGECO may prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% in aggregate principal amount of the Bonds or tranche of Bonds then outstanding in the case of a partial prepayment, at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The Bonds will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or under the securities laws of any jurisdiction. The Bonds will be subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

The Bond Purchase Agreement contains customary representations and warranties of SIGECO and the Purchasers, respectively. A “completed default” under the Amended and Restated Mortgage Indenture constitutes an event of default under the Bond Purchase Agreement. The remedies available to the Trustee upon the occurrence and continuance of a completed default are included in the Indenture.

Deutsche Bank Trust Company Americas and its affiliates have performed other trust, bank and advisory services for the Company, SIGECO and their affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and SIGECO and their affiliates in the ordinary course of their businesses.

The above descriptions of the Amended and Restated Mortgage Indenture, the Second Supplemental Indenture and the Bond Purchase Agreement are not complete and are qualified in their entirety by reference to the entire Amended and Restated Mortgage Indenture, Second Supplemental Indenture, together with the forms of the Bonds included therein, and the Bond Purchase Agreement attached hereto as Exhibits 4.1, 4.2 and 10.1 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

The exhibits below are filed herewith:

(d) Exhibits

Exhibit Number	Description

4.1	Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K of the Company filed on February 1, 2023).

4.2	Second Supplemental Indenture dated as of October 13, 2023, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee.

10.1	Bond Purchase Agreement dated October 13, 2023 among Southern Indiana Gas and Electric Company and the purchasers listed on Schedule B thereto.

104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 16, 2023	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer